SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report, October 29, 2001. Date of earliest event reported, July 24, 2001

(Exact name of registrant as specified in its charter)

LOCH  HARRIS,  INC.

State  of  incorporation                    IRS  Employer  Identification Number
------------------------

Nevada                                      87-0418799

8303 N. Mopac A101                          Austin, Texas             78759
    (Address of principal executive offices)                         Zip Code

Registrant's telephone number, including area code:  (512) 328-7808

                    INFORMATION TO BE INCLUDED IN THE REPORT
                    ----------------------------------------


ITEM  1.  Changes  in  Control  of  Registrant.

     None

ITEM  2.  Acquisition  or  Disposition  of  Assets.

     Pursuant to an Asset Purchase Agreement dated August 4, 2001, between CDEX-Inc (CDEX), Loch Harris, Inc. (Loch) and ChemTech, Inc. (Loch and ChemTech being collectively referred to as the Company), the Company conveyed to CDEX all its ownership interest in certain assets and technologies, including its chemical and explosive detection technologies. Loch received a total of 61,000,000 shares of common stock in CDEX and an additional 8,350,000 shares of CDEX common stock was issued at Loch's direction to resolve certain obligations, loans or royalties which could have resulted in potential claims of parties against the assets or technologies transferred. These obligations, loans or potential claims included those of Coldwater Capital LLC, Rodney Boone and Mark Baker. Boone and Baker are officers and directors of Loch who have rendered services and made, guaranteed and/or pledged collateral for loans to or on behalf of Loch in connection with the assets and technologies. The transaction was approved by the Boards of Directors of Loch, ChemTech and CDEX. The CDEX Board of Directors at the time of approval of the transaction was and is


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composed  of  Malcolm Philips and George Dials.  The Asset Purchase Agreement is
filed as Exhibit 99.5 herein and any discussion regarding such agreement is qualified in its entirety by reference to Exhibit 99.5.

     Pursuant to various agreements dated August 16, 2001 among Loch Harris, Inc. (Loch), Stockton Feed and Milling, Inc. (Stockton), Ranchers Feed Yards, Inc. (Ranchers) and Elton Holland, Jr. (Holland), the parties, in addition to other matters, amended the Agreement of Purchase and Sale dated December 30, 1999 and related documents (Purchase Agreement), whereby Loch had acquired Stockton and Ranchers from Holland. In connection with the foregoing August 16, 2001 agreements, Holland obtained a first lien on the assets of Stockton and Ranchers (including all real estate and personal property); Stockton and Ranchers issued a promissory note to Holland in the original principal amount of $1,722,000 all of which is due and payable, along with accrued interest, on February 28, 2002 (unless certain events occur) and if payment is not made or the events have not occurred, Holland can proceed with his remedies contained in the loan documents, including a remedy to foreclose on the assets of Stockton and Ranchers; Holland returned 13,095,241 shares of Loch common stock to Loch and Holland agreed to use the remaining Loch stock owned by him (4,819,694 shares) plus any dividends, spin-offs or other payment or item of value paid in connection with such shares to satisfy certain obligations in the loan documents; and Holland agreed to release Loch, Stockton, Ranchers and certain others from any liability (except for obligations in the Loan Documents dated August 16, 2001) from any matter related to the Purchase Agreement or any matter related thereto. The agreements dated August 16, 2001 include an Agreement between Loch, Stockton, Ranchers and Holland filed herein as Exhibit 99.12; the Loan Agreement between Stockton and Ranchers (collectively Borrower) and Holland, Lender and filed herein as Exhibit 99.13; the Promissory Note in the original principal amount of $1,720,000 from Stockton and Ranchers (collectively Borrower) to Holland, Lender and filed herein as Exhibit 99.14; and the Deed of Trust/Security Agreement/Financing Statement between Stockton and Ranchers (collectively Grantor) and Paul Dionne, Trustee and filed herein as Exhibit
99.15. Any discussion herein regarding any of the foregoing is qualified in its entirety by reference to the referenced exhibits.

ITEM  3.  Bankruptcy  or  Receivership.

     None

ITEM  4.  Changes  in  Registrant's  Certifying  Accountant.

     None.  Not  applicable

ITEM  5.  Other  Events.

Pursuant to an Executive Services Agreement dated July 24, 2001 between CDEX-Inc. (CDEX), which at the time was a subsidiary of Loch Harris, Inc., and Dynamic Management Resolutions LLC (DMR), DMR contracted to make available to CDEX the services of Malcolm Philips as President, Chief Executive Officer and Chairman of the Board of CDEX and Timothy Shriver as Vice President of Operations. The services are to be provided pursuant to the terms and provisions of the agreement. The Executive Services Agreement is filed herein as Exhibit 99.1.

     Pursuant to a Services Agreement dated August 3, 2001, DMR contracted to provide certain services to CDEX in accordance with the terms and conditions


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stipulated in such agreement.  The Services Agreement is filed herein as Exhibit
99.2.

     Pursuant to a Consulting Services Agreements with Rodney Boone and Mark Baker dated July 24, 2001 through their limited liability entities, Boone and Baker agreed to provide certain services to CDEX in accordance with the terms and provisions as provided in such agreements. The Services Agreements for Boone and Baker are filed herein as Exhibits 99.3 and 99.4 respectively.

     Pursuant to proxies dated August 4, 2001 and September 5, 2001, Loch granted the CDEX Board of Directors voting authority to vote 13,000,000 shares and 48,000,000 shares respectively of CDEX common stock owned by Loch. Such voting proxies are filed herein as Exhibits 99.10 and 99.11 respectively.

     Pursuant to proxies dated August 4, 2001, Mark Baker (Baker) granted the CDEX Board of Directors authority to vote 500,000 shares and 2,500,000 shares of CDEX common stock owned by Baker. Such voting proxies are filed herein as
Exhibit  99.6  and  99.7  respectively.

     Pursuant to proxies dated August 4, 2001, Coto LLC (Coto) granted the CDEX Board of Directors authority to vote 750,000 shares and 1,600,000 shares of CDEX common stock owned by Coto. Such voting proxies are filed herein as Exhibits
99.8  and  99.9  respectively.

     All the foregoing proxies pursuant to their conditions, terminate immediately and automatically as to any shares covered by the proxy, when, as and if any such shares are sold, transferred or assigned to any party not under the control of Loch or its officers or directors.

     Any discussion herein regarding any document filed as an exhibit hereto is qualified in its entirety by reference to such exhibit.


ITEM  6.  Resignations  of  Registrant's  Directors.

     None

ITEM  7.  Financial  Statements  and  Exhibits.

       Exhibits.

     Number        Document

     99.1 Executive Services Agreement dated July 24, 2001 between CDEX-Inc., a Nevada corporation and Dynamic Management Resolutions LLC, a Delaware limited liability company.

     99.2 Consultant Services Agreement dated July 24, 2001 between CDEX-Inc., a Nevada corporation and Dynamic Management Resolutions LLC, a Delaware limited liability company.


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     99.3          Services  Agreement dated August 3, 2001 between CDEX-Inc., a
                   Nevada corporation and Rodney A. Boone through his limited liability entity.

     99.4 Services Agreement dated August 3, 2001 between CDEX-Inc., a Nevada corporation and Mark E. Baker through his limited liability entity.

     99.5 Asset Purchase Agreement dated August 4, 2001 between CDEX-Inc., a Nevada corporation, Loch Harris, Inc., a Nevada corporation and ChemTech, Inc., a Nevada corporation.

     99.6          Proxy  dated August 4, 2001 of Mark E. Baker to the CDEX-Inc.
                   Board of Directors for 500,000 shares of CDEX-Inc. common stock.

     99.7          Proxy  dated August 4, 2001 of Mark E. Baker to the CDEX-Inc.
                   Board of Directors for 2,500,000 shares of CDEX-Inc. common stock.

     99.8          Proxy  dated  August  4,  2001  of Coto, LLC to the CDEX-Inc.
                   Board of Directors for 750,000 shares of CDEX-Inc. common stock.

     99.9 Proxy dated August 4, 2001 of Coto LLC to the CDEX-Inc. Board of Directors for 1,600,000 shares of CDEX-Inc. common stock.

     99.10         Proxy  dated  August  4,  2001  of  Loch Harris, Inc. to  the
                   CDEX-Inc. Board of Directors for 13,000,000 shares of CDEX-Inc. common stock.

     99.11 Proxy dated September 5, 2001 of Loch Harris, Inc. to the CDEX-Inc. Board of Directors for 48,000,000 shares of CDEX-Inc. common stock.

     99.12         Agreement  dated  August  16,  2001  among Loch Harris,  Inc.
                   Stockton Feed and Milling, Inc. Ranchers Feed Yards, Inc. and Elton Holland, Jr.

     99.13 Loan Agreement dated August 16, 2001 between Stockton Feed and Milling, Inc., Ranchers Feed Yards, Inc. and Elton Holland, Jr.

     99.14 Promissory Note dated August 16, 2001 from Stockton Feed and Milling, Inc. and Ranchers Feed Yards, Inc. (collectively Borrower) and Elton Holland, Jr., Lender.

     99.15 Deed of Trust/Security Agreement/Financing Statement dated August 16, 2001 from Stockton Feed and Milling, Inc. and Ranchers Feed Yards, Inc. (collectively Grantor) to Paul Dionne as Trustee.

ITEM  8.  Changes  in  Fiscal  Year.

     None.  Not  applicable.


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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCH  HARRIS,  INC.     Registrant



Rodney A. Boone, President / DATE                Mark Baker, Secretary / DATE

LOCH  HARRIS,  INC.
OCTOBER  29,  2001
FORM  8-K  PAGE  2


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